EXHIBIT 99.6

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                  MSAC 2004-HE5

                                   All records

Selection Criteria: All records
Table of Contents

1. Top 10 Zip Codes of Overall Pool
-----------------------------------
2. Northern vs. Southern California
-----------------------------------

                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                    Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number        Cut-off      Cut-off     Average     Average     Average      Weighted
                                         of           Date         Date        Gross     Remaining    Combined     Average
                                      Mortgage      Principal    Principal    Interest      Term      Original      FICO
Top 10 Zip Codes of Overall Pool       Loans       Balance ($)    Balance     Rate (%)    (months)      LTV         Score
------------------------------------------------------------------------------------------------------------------------------
92336                                     17        3,861,247        0.36       6.411         344       82.83         609
95758                                     15        3,704,827        0.35       6.745         343       82.67         669
91342                                     11        3,013,284        0.28       6.628         349       84.06         636
90650                                     13        2,892,100        0.27       6.723         354       78.01         621
93033                                     11        2,748,323        0.26       6.495         353       81.61         610
94565                                     10        2,485,321        0.23       6.579         345       80.22         626
91344                                      8        2,453,209        0.23       6.726         351       85.27         604
95624                                      8        2,429,115        0.23       7.137         338        81.5         623
92804                                      9        2,416,302        0.23       6.076         355       81.13         683
93550                                     17        2,397,138        0.22       7.008         345        81.6         627
Other                                  6,345    1,041,861,720       97.35        7.09         350       81.29         619
------------------------------------------------------------------------------------------------------------------------------
Total:                                 6,464    1,070,262,586         100       7.078         350       81.31         620
------------------------------------------------------------------------------------------------------------------------------

            Top


2. Northern vs. Southern California

                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                    Aggregate    Aggregate    Weighted    Weighted    Weighted
                                       Number        Cut-off      Cut-off     Average     Average     Average      Weighted
                                         of           Date         Date        Gross     Remaining    Combined     Average
                                      Mortgage      Principal    Principal    Interest      Term      Original      FICO
Northern vs. Southern California       Loans       Balance ($)    Balance     Rate (%)    (months)      LTV         Score
------------------------------------------------------------------------------------------------------------------------------
California-Northern                      609      132,705,504       33.15       6.741         349        81.7         633
California-Southern                    1,225      267,599,435       66.85       6.834         353       80.48         626
------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,834      400,304,940         100       6.803         351       80.89         628
------------------------------------------------------------------------------------------------------------------------------

            Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.